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The following is a presentation made by NOVAGOLD Resources Inc. (“NOVAGOLD”) regarding its 2026 third quarter results on October 8, 2026:

DONLIN GOLD: Building the path to America’s largest gold mine O C T O B E R 8 , 2 0 2 6 TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

PARTICIPANTS: NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Greg Lang President and CEO Peter Adamek Vice President and CFO Dr. Thomas Kaplan Chairman 2

Cautionary Statements Cautionary Statements Cautionary Note Regarding Forward-Looking Statements This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward- looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the Transactions; the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; statements regarding the permitting, potential development, exploration, construction and operation of Donlin Gold; repayment of the Barrick Mining Corporation promissory note and the timing thereof; anticipated timing of updated reports and/or studies including the Donlin Gold BFS; and the impact of the Transactions on NovaGold Corporation and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including but not limited to the following, which could prove to be inaccurate: the expected outcomes of the Transactions, the ability of NOVAGOLD, NovaGold Corporation and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions, the expected synergies related to the Transactions in respect of strategy, operations and other matters, projections related to expansion, our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the Donlin Gold project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC’s website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law. Important Information and Where to Find It In connection with the proposed Transactions, NOVAGOLD has filed relevant materials with the SEC and applicable Canadian securities regulators, including, among other filings, a management information circular and definitive proxy statement on Schedule 14A on October 5, 2026. The management information circular and proxy statement was first mailed or otherwise disseminated to shareholders of NOVAGOLD seeking their approval of the Transactions-related proposals on or about October 5, 2026. INVESTORS AND SHAREHOLDERS OF NOVAGOLD ARE URGED TO READ THE MANAGEMENT INFORMATION CIRCULAR AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS IN CONNECTION WITH THE TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders may obtain free copies of the management information circular and proxy statement and other documents filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/. Participants in the Solicitation NOVAGOLD and certain of its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Transactions. Information regarding NOVAGOLD’s directors and executive officers and other persons who may be deemed to be participants in the solicitation of shareholders of NOVAGOLD in connection with the proposed Transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement, which will be filed with the SEC and applicable Canadian Securities Regulators. Information regarding NOVAGOLD’s directors and executive officers is contained in NOVAGOLD’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 25, 2026. To the extent the holdings of the NOVAGOLD securities by the NOVAGOLD directors and executive officers have changed since the amounts set forth in the proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of potential participants in the proxy solicitation and a description of their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed Transactions. You may obtain free copies of these documents (when they become available) using the sources indicated above. CAUTIONARY NOTE CONCERNING RESERVE & RESOURCE ESTIMATES This presentation uses the terms “mineral resources”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. Mineral resources that are not mineral reserves do not have demonstrated economic viability. You should not assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves. Further, inferred mineral resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. On October 31, 2018, the SEC adopted new mining disclosure rules (“S-K 1300”) that are more closely aligned with current industry and global regulatory practices and standards, including National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”). NOVAGOLD has elected to comply with S-K 1300 beginning with its fiscal year ended November 30, 2021. While S-K 1300 is more closely aligned with NI 43-101 than the prior SEC mining disclosure rules, there are some differences. Notably, unlike NI 43-101, S-K 1300 requires that resources be disclosed exclusive of mineral reserves, and that mineral resources and reserves be disclosed on the basis of our interest in them. NI 43-101 is a rule developed by the Canadian Securities Administrators, which established standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Unless otherwise indicated, all resource estimates contained in this presentation have been prepared in accordance with NI 43-101 and the CIM Definition Standards, as well as S-K 1300. The resource and reserve estimates included in the 2025 Technical Report (as defined below) and the 2025 Technical Report Summary (as defined below) have been prepared in accordance with NI 43-101 and S-K 1300, respectively. Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a “qualified person” under NI 43-101 and S-K 1300, has approved the scientific and technical information contained in this presentation. ALL DOLLAR AMOUNTS QUOTED IN THIS PRESENTATION ARE IN U.S. CURRENCY UNLESS OTHERWISE NOTED. Qualified Person(s) Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc. Most Recent Disclosure “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” (“2025 Technical Report”) prepared by Wood Group USA Inc. (“Wood”) and Geosyntec Consultants International, Inc. (“Geosyntec”), effective November 30, 2025. “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA” (“2025 Technical Report Summary”) prepared by Wood and Geosyntec dated November 30, 2025. 3 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

2026 THIRD QUARTER HIGHLIGHTS NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Greg Lang President and CEO 4

▪ NOVAGOLD shareholders to receive 1.0 New NG share of voting common stock for each NOVAGOLD common share ▪ New NG Board of Directors to be co-chaired by Dr. Thomas Kaplan and John Paulson ▪ NovaGold Corporation (New NG) domiciled in the U.S. as a Delaware corporation with ~US$4.9 billion equity value1 following the transactions ▪ Current NOVAGOLD shareholders (inclusive of Paulson’s equity interest) to own ~65% and Paulson to indirectly receive ~35% of New NG on a fully-diluted basis in exchange for its ownership interest in Donlin Gold ▪ Inclusive of its existing equity ownership in NOVAGOLD, Paulson to own ~40% of the economic interest in New NG, with its voting interest capped at 19.99% ▪ New NG shares issued to Paulson would be subject to a lock-up period3 and subject to customary standstill provisions ▪ Requires approval of at least 66 2/3% of the votes cast by NOVAGOLD shareholders, subject to court, regulatory and stock exchange approvals, NYSE listing and customary closing conditions NOVAGOLD to Acquire Paulson’s Donlin Gold Holdings interest in Donlin Gold in an all-share transaction increasing its ownership interest in Donlin Gold from 60% to 100% (the Transactions) 5 NOVAGOLD Enters Into Definitive Agreements to Acquire 100% of Donlin Gold Proxy and Circular Filed and Mailed on October 5, 2026 ▪ Requires approval of at least 66 2/3% of the votes cast by NOVAGOLD shareholders, subject to court, regulatory and stock exchange approvals, NYSE listing and customary closing conditions ▪ The Board of Directors unanimously recommends that shareholders vote FOR all resolutions. ▪ Special Meeting of Shareholders will take place on November 3, 2026 ▪ Voting by Proxy Deadline: October 30, 2026 at 10:00am Vancouver Time ▪ Expected to close in the fourth quarter 2026 Visit NewNOVAGOLD.com NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix

Substantial Benefits to NOVAGOLD Stakeholders Enhanced Access to Capital Facilitates and expands access to private and official-sector capital, including governmental agencies and sovereign wealth funds, to support Donlin Gold's next phase of project development Strengthens Long-Term Alignment New NG Board co-chaired by Dr. Thomas Kaplan and John Paulson - providing continuity of ownership, oversight, and access to capital Creates Better Aligned Structure Creates a better aligned structure with the formation of a new U.S.- domiciled parent company Better Positioned for Strategic Opportunities Enhances potential future strategic opportunities for NOVAGOLD Creates Leading U.S. Gold Developer ~US$4.9 billion equity value1 and 100% ownership of Donlin Gold Expected annual production of 1.3 Moz in the first 10 full years. Projected attributable production metrics increased by over 520,000 ounces of annual gold production in the first 10 full years2 Immediately Accretive for Shareholders Transaction accretive on a Net Asset Value per share (NAVPS) and Gold Reserves and Resources per share basis Adds 16 Moz of M&I resources, inclusive of 13 Moz attributable P&P reserves for a total of 40 Moz M&I resources, inclusive of 33 Moz reserves3 Enhances Operational Efficiency Streamlines corporate decision-making and increases operational and capital efficiency at Donlin Gold, while preserving NOVAGOLD’s independent governance through specific lock-up, standstill and voting restrictions Single Point of Contact Establishes a single point of contact for engagement with key stakeholders, including longstanding Donlin Gold landowners, Calista Corporation (Calista) and The Kuskokwim Corporation (TKC) See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix 6 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

144.3 60.8 45.8 35.9 27.5 24.0 22.6 17.8 13.8 11.9 11.9 9.7 6.3 5.7 5.4 3.0 Agnico Equinox New NG IAMGOLD NOVAGOLD SSR Alamos Discovery ITH F. Mining Artemis Dakota Perpetua Osisko Skeena Wesdome 3.3 1.1 0.9 0.8 0.8 0.7 0.4 0.4 0.3 0.3 0.3 0.3 0.2 0.2 0.2 0.2 Agnico New NG Equinox Alamos IAMGOLD NOVAGOLD ITH SSR Perpetua F. Mining Discovery Artemis Skeena Wesdome Osisko Dakota NOVAGOLD | Mining Forum Americas Total Mineral Resources vs. Select North American Gold Companies (Moz Au) Best-in-Class Scale and Production Profile 7 Leading U.S. Gold Developer Annual Production vs. Select North American Gold Companies (Moz Au)2 # of Assets1 17 16 1 4 1 7 5 6 1 2 1 2 1 2 2 2 Producers Developers NOVAGOLD | Year-End Report and Donlin Gold Update See Mineral Reserves & Mineral Resources tables in Appendix See endnote for this slide in Appendix Source: Company filings and FactSet as of 9/17/2026. NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

$94.8 $13.7B $13.2B $10.6B $7.0B $6.8B $6.4B $4.9B $3.9B $3.6B $3.2B $2.6B $0.9B $0.8B $0.7B $0.6B Agnico Alamos Equinox IAMGOLD SSR Discovery Artemis New NG Skeena Wesdome NOVAGOLD Perpetua Osisko Dakota F. Mining ITH 8 NOVAGOLD | Year-End Report and Donlin Gold Update New NG Market Capitalization vs. Select North American Gold Companies (US$B) Merger Enhances Scale, Liquidity & Market Appeal 8 Enhanced Capital Markets Relevance Source: FactSet. Market data as of 10/06/2026. (1) Figures as of September 15, 2026, as reported in the Definitive Information Circular and Proxy Statement dated September 28, 2026. Producers Developers 1 1 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

0.061 0.066 Standalone Resources per Share to NOVAGOLD Shareholders Pro Forma Resources per Share to NOVAGOLD Shareholders $15.48 $16.75 Standalone NAV per Share to NOVAGOLD Shareholders Pro Forma NAV per Share to NOVAGOLD Shareholders NOVAGOLD | Mining Forum Americas See Mineral Reserves & Mineral Resources tables in Appendix Accretion to NAVPS – Broker Consensus Basis ($/Share) Immediately Accretive For NOVAGOLD Shareholders 9 Value Creation Accretion to Gold Resources per Share (oz Au/Share) 8.2% Accretion 8.4% Accretion NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Pivotal Transaction Underpinned by Strong Partnership between NOVAGOLD and Paulson Consolidating our interest in Donlin into NOVAGOLD enhances Donlin’s organizational structure and will facilitate, streamline and expedite the development of the Donlin mine. As the major shareholder of New NOVAGOLD, I share the conviction that Donlin Gold is a world class gold investment. I look forward to developing this magnificent project as Co-Chair, with Dr. Thomas Kaplan and our teams. In addition, NOVAGOLD will be redomiciled to the U.S., the home of Donlin Gold, which is quite simply the best jurisdiction in the world for gold investors. I look forward to applying our joint expertise to advance the interests of all shareholders. “ – John Paulson, Founder of Paulson Advisers As underscored by last year’s game-changing and operationally seamless joint acquisition by NOVAGOLD and Paulson of Barrick Mining Corporation’s 50% interest in Donlin Gold, John Paulson and his team’s steadfast and loyal commitment as a partner and shareholder have been absolutely integral to NOVAGOLD’s continued success. Since 2009, he and I have been fully aligned in our belief that Donlin Gold constitutes a “holy grail” for gold mining investors — as well as the ultimate expression of a shared view that the most successful investing in this space comes through superlative-rich, differentiated Tier 1 2 assets that achieve maximum leverage to gold in a jurisdiction where one can keep the fruits of that leverage. – Dr. Thomas Kaplan, NOVAGOLD’s Chairman ▪ Founded by John Paulson, Paulson is a private global investment advisory firm headquartered in Palm Beach, Florida ▪ Proven talent in seeing the “Big Trade” and identifying the right vehicles with which to leverage those convictions ▪ One of NOVAGOLD’s longest-standing and most engaged investors ▪ Post transaction, Paulson will become New NG’s top shareholder with 39.7% pro forma ownership1 ▪ A successful track record of investments in the gold space – ranging from gold mine developers to major gold producers Select Gold Mining Investments The Paulson Advantage See endnote for this slide in Appendix 10 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 Jan-25 Mar-25 May-25 Jul-25 Oct-25 Dec-25 Feb-26 Apr-26 Jul-26 Sep-26 NG Price The Paulson Partnership Has Been Catalytic Strategic Alignment on the Path Forward Has Reignited Share Price NG’s share price has risen ~139% since April 21, 2025 NG and Paulson announce $1B acquisition of Barrick’s stake in Donlin Gold with 60/40 ownership structure NG Raised $286M through upsized public offering and concurrent private placement NG and Paulson’s Alaska Site Visit Builds Momentum in Donlin Gold’s Path to Development NG Reports High-Grade Drill Results And Receives Positive Decision From Alaska Supreme Court NG Announces Closing of $310M Private Placement and Selects Fluor as Bankable Feasibility Study (BFS) Lead Source: FactSet. Market data as of 9/17/2026. 11 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

2026 THIRD QUARTER HIGHLIGHTS NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Government Affairs and Stakeholder Engagement ▪ Sustainability Communications Advisory Committee (SCAC) activities – Meetings to discuss the Subsistence Plan and Barge Communication Plan – Red Dog site tour – Implemented a stakeholder tracking system to manage regional outreach on the pipeline corridor ▪ Calista, TKC, and various Alaska trade associations and government staff site tours ▪ Collaboration with Calista and TKC through their respective annual meetings ▪ Project briefings with Senator Dan Sullivan, State Senator Matt Claman, and candidate Mary Peltola Regional Investment and Events ▪ Participated in student engagement across local communities and provided support for Alaska EXCEL to create professional and educational opportunities for rural Alaska youth ▪ Supported regional safety programs, including the sponsorship of the Iron Dog helmet safety program via Alaska Safe Riders and the distribution of life vests to communities along the Kuskokwim River ▪ Completion of the 2026 George River salmon smolt monitoring program in partnership with the Native Village of Napaimute, which involved sampling over 7,000 fish Environmental Restoration ▪ Ongoing aquatic monitoring at Snow Gulch restoration site near the project to track habitat and fish population diversity Alaska EXCEL Vernon Chimegalrea – Donlin Gold Summer Safety Distribution Program Donlin Gold 12

Natural Gas Pipeline BFS Scope of Work and Key Components Technical Workstreams ▪ Ongoing geotechnical work, including drill holes and test pits at the plant site, borrow sites, access corridor, and Jungjuk Port, as well as for EPCM infrastructure ▪ Mine planning and design activities, including resource modelling and FEED, are progressing as scheduled ▪ EPCM coordination for a Class 3 estimate is currently underway as part of a disciplined approach to ensure a high-quality BFS ▪ Workstreams in progress for additional contractors Timeline & Milestones Specialist Contractors Key Infrastructure Components Integration Fluor continues to integrate major work packages and coordinate with Specialist Contractors on key infrastructure: 2027 Expected Completion of BFS Comprehensive study delivery Power Plant POX & Oxygen Plant Disciplined BFS Approach ▪ Fully integrating scope, engineering, cost and schedule ▪ Supporting a high-quality, investment-grade study ▪ Making steady and deliberate progress toward development Advancing with an execution-focused approach informed by longstanding experience in delivering large, multi-disciplinary projects WSP Worley Hatch 13 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update 2026 THIRD QUARTER HIGHLIGHTS Donlin Gold

NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update DONLIN GOLD 2026 THIRD QUARTER HIGHLIGHTS Endeavour Financial Independent mining & natural resources financing specialist with expertise across project and structured finance, capital markets, debt and equity solutions. Macquarie Capital Advisory, capital markets and principal investment arm of Macquarie Group, with expertise in critical minerals, infrastructure and energy. Strategy & Mandate ▪ Evaluate funding alternatives and execute a structured project financing strategy ▪ Coordinate potential financiers, advance selected funding avenues and support due diligence ▪ Provide tailored advice toward a final investment decision following the BFS and related workstreams ▪ Advance financing initiatives in parallel with the BFS to enhance flexibility and construction readiness ▪ Potential funding sources include project financing, infrastructure financing, equity/debt, strategic partners, sovereign wealth funds, and offtake agreements and incentives Appointment of Financial Advisors 14 Greg Lang, NOVAGOLD’s President and CEO said: “We are pleased to appoint Endeavour and Macquarie to support our project financing efforts. Their combined expertise in structuring large-scale, agency-supported financings will be instrumental as we evaluate funding alternatives and advance a disciplined financing strategy for Donlin Gold. As we progress toward completion of the BFS, this work will support our readiness for a final investment decision and position the project to advance in a thoughtful and value-focused manner through the next phase of development.”

2026 THIRD QUARTER FINANCIAL RESULTS NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Peter Adamek Vice President and CFO 15

Q3 2026 Operating Performance $115.1M1 Cash & Term Deposits NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update $120 $100 $80 $60 $40 $20 Actual YTD 2025 Guidance $0 2026 Budget See endnotes for this slide in Appendix (US$ millions) Three months ended August 31, 2026 2025 General and administrative 1 $12.0 $6.3 Equity loss – Donlin Gold 24.0 7.4 Operating loss 36.0 13.7 Interest expense on promissory note 3.9 3.8 Interest income (3.8) (1.2) Other income 2 (0.1) (0.7) Net loss $36.0 $15.6 16

Q3 2026 Cash Flow $115.1M1 Cash & Term Deposits NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Maintained strong treasury position through prudent financial management and capital allocation. See endnotes for this slide in Appendix Three months ended August 31, (US$ millions) 2026 2025 General and administrative 1 $(9.8) $(4.3) Donlin Gold funding (24.8) (8.1) Net Proceeds from issuance of equity - 25.5 Investment in Donlin Gold - (210.1) Proceeds from sale of marketable securities 1.2 - Interest income 3.8 1.2 Working capital and other 2.8 2.3 Change in cash and term deposits (26.8) (193.5) Cash and term deposits: Beginning 370.2 318.7 Ending $343.4 $125.2 17

Current Treasury and 2026 Guidance Update Treasury Position $343.4M1 Cash & Term Deposits Category (US$ Millions) Year to Date, as of Q3 2026 2026 Guidance Revised 2026 Guidance Corporate G&A2 $23.2 $19.7 $31.2 Donlin Gold Funding $56.7 $78.8 $78.8 Total Spending $79.9 $98.5 $110.0 Maintained strong treasury position through prudent financial management and capital allocation Spending Comparison (US$ millions) $120 $100 $80 $60 $40 $20 Actual YTD 2025 Guidance $0 2026 Budget Corporate G&A Donlin Gold Funding See endnotes for this slide in Appendix NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update ▪ NOVAGOLD intends to exercise its option to prepay the Barrick promissory note for $100M prior to the December 3, 2026 option expiry date ▪ NOVAGOLD increased its fiscal 2026 operating expenditure guidance by $11.5M to $110.0M, reflecting higher corporate G&A of $31.2M and unchanged 2026 Donlin Gold funding guidance. The $11.5 million increase reflects additional legal and other professional fees in support of the transaction to acquire 100% of Donlin Gold 18

WHY NOVAGOLD? NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Greg Lang President and CEO 19

▪ Anticipated closing of the transaction to acquire 100% of Donlin Gold ▪ Evaluating potential financing sources ▪ Recruiting for key roles ▪ BFS ▪ Advance engineering and technical workstreams ▪ Schedule and budget ▪ Maintaining/supporting permits and engaging with local and government representatives ▪ Exploration program to evaluate new targets Donlin Gold's Path To Production: Funding Strategy & Milestones Updated Feasibility Study Received Federal Permits Key State Permits & Updated Technical Reports BFS Work Underway Project Readiness: Detailed Engineering, Financing & FID Construction Capital Needs Potential Sources ▪ BFS & Engineering Detailed design and study completion ▪ Construction Major capital deployment phase ▪ Ongoing Project Costs Community relations, health & safety, external affairs, permitting, environment ▪ Project Financing ▪ Infrastructure Financing ▪ Equity/Debt Mix ▪ Strategic Partners ▪ Sovereign Wealth Funds ▪ Offtake Agreements & Incentives Upcoming Catalysts Updated Feasibility Complete BFS Study; Fluor Selected as BFS Lead; Specialist Contractors Selected Commercial Production Timing between completion of BFS and start of construction will depend on development and financing strategy informed by the BFS. Certain engineering, financing and project readiness activities may occur concurrently 2011 2018 2020-2025 Q1 2026 2026 2027 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Endeavour & Macquarie appointed as Financial Advisors; NOVAGOLD to Acquire 100% of Donlin Gold Q3 2026 20

$3.0B $5.1B $7.4B $9.7B $12.0B $14.3B $16.6B $2.0B $3.4B $4.9B $6.4B $8.0B $9.5B $11.0B $5.1B $8.5B $12.3B $16.1B $19.9B $23.8B $27.6B $11.8B $16.5B $21.5B $26.8B $32.1B $37.5B $42.9B $7.8B $11.0B $14.3B $17.8B $21.4B $25.0B $28.6B $19.6B $27.6B $35.8B $44.6B $53.5B $62.5B $71.5B Pro Forma NPV at 5% Why NOVAGOLD? Extraordinary Leverage to Gold... In a Jurisdiction That Will Allow You to Keep The Leverage1 Net Present Value (US$B) $2,100 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $0B $10B $20B $30B $40B $50B $60B $70B $80B NPV at 5% NPV at 0% See endnote for this slide in Appendix Pro Forma NPV at 0% 21 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update See Mineral Reserves & Mineral Resources tables in Appendix 0.4 Moz/yr 1 Select North and South American gold development projects Driving responsible growth and value for decades to come New NG Annual Production (100% basis) “Donlin Gold is a world class gold investment. I look forward to developing this magnificent project as Co-Chair, with Dr. Thomas Kaplan and our teams.” John Paulson A Differentiated, Strategic Asset: Donlin Gold Projected To Be America’s Largest Single Gold Mine 1.1 Moz/yr 2 Donlin Gold – 27-year LOM 3 Donlin Gold - First ten full years of operation 1.3 Moz/yr 22 See endnote for this slide in Appendix Production Profile Note: All figures are based on 100% Pro Forma ownership of Donlin Gold. NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Donlin Gold possesses a grade more than double the global average, positioning it as a premier asset in the sector 2x Global Average Average Gold Grade ▪ Donlin Gold's high grade provides resilience through commodity price cycles ▪ Higher grade produces more ounces per tonne, lowering cash cost per ounce (Donlin Gold: $831/oz Gold3 ) Donlin Gold vs. Global Average Strategic Value 2.5 2.0 1.5 1.0 0.5 Donlin Gold Global Average 1.05 g/t2 2.22 g/t1 0 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update See endnote for this slide in Appendix Gold Advantage 23

Significant potential to expand current resource at depth and along strike ▪ A total of 40 Moz1 (100% basis) have been defined in the ACMA and Lewis pits with approximately 2,100 drillholes totaling approximately 494,000 m ▪ Mineral Reserves and Mineral Resources are contained in the ACMA and Lewis pits occupying only 3 km of an 8 km mineralized belt, representing only 7.5% of the broader land package See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix Extensive exploration potential remains at depth in the pits and along strike from Queen to Ophir The Next Big Gold Discovery Could Be at Donlin Gold Exploration Potential Donlin Gold land package 8KM MINERALIZATION ZONE ACMA AND LEWIS PITS FACILITIES AIRSTRIP 24 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Permitting Stability & Alaska Readiness De-Risked Path to Production in an Excellent Jurisdiction State Permitting Completed Federal Permitting Completed ✓ Air Quality ✓ Alaska Pollutant Discharge Elimination System1 ✓ Clean Water Act Section 401 Certification2 ✓ Reclamation Plan3 ✓ Title 16 Fishing Habitat ✓ Waste Management4 ✓ Pipeline Right-of-Way ✓ Water Rights Location, Location, Location Alaska: Safe and Stable Mining Jurisdiction ✓ Final Environmental Impact Statement (EIS)5 ✓ Joint Record of Decision (ROD)5 ✓ Section 10/404 (wetlands) permit 5 ✓ Pipeline and Hazardous Materials Safety 2 nd Largest Gold-producing state in the U.S.6 $4.5 Billion Annual non-fuel mineral production (6th in U.S.)7 $1.1 Billion Spend On goods & services with 550+ Alaska businesses8 12,400 Jobs Total direct & indirect attributed to mining industry8 On-track ➢ Dam safety (multi-year commitment) ➢ Submitted preliminary design packages as next step in State approval process See endnotes for this slide in Appendix 25 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Getting the Donlin mine to production will be transformative for Alaska and provide hundreds of great paying jobs.” “ – Governor Mike Dunleavy (@GovDunleavy) via X, July 23, 2025 26 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

▪ Calista selected the land — Alaska Native Claims Settlement Act of 1971 ▪ Employment opportunities and economic benefits ▪ Exploration and mining lease ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference ▪ Contributions to scholarship program Located on private lands designated by law for mineral potential five decades ago and owned by Alaska Native Corporations ▪ Surface Use Agreement ▪ Contributions to Kuskokwim Educational Foundation scholarship ▪ Hiring preference: shareholders, spouses and descendants ▪ Bidder’s preference 27 Long-standing Engagement with Alaska Native Corporations A generational opportunity Calista Corporation The Kuskokwim Corporation Sustainability and Landowner Involvement ▪ Collaboration with Calista and TKC on environmental programs, including baseline studies, monitoring, and integration of Traditional Ecological Knowledge ▪ Engagement through community outreach and the Subsistence Community Advisory Committee (SCAC) in the Yukon-Kuskokwim (Y-K) region in Alaska ▪ In coordination with Calista and TKC, supports workforce development through local hiring, training, and education initiatives Land Ownership NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Management & Project Development Teams Execution Capabilities & Organizational Structure Greg Lang President & CEO Former President of Barrick Gold North America with extensive experience in mine building and operations NOVAGOLD Tier One Management Team Mélanie Hennessey VP, Corporate Communications 20+ years in financial markets, governance, Indigenous relations, sustainability, and crisis management Ben Machlis VP & General Counsel Former Dorsey & Whitney LLP Partner with extensive legal expertise in mining and natural resources Richard Williams VP & COO Led the design and construction of the Pueblo Viejo project in the Dominican Republic Peter Adamek VP & CFO Former VP, Finance of Hudbay Minerals. Key role in financing and construction sanctioning of Constancia copper project in Peru Frank Arcese Project Director Fluor Lead EPCM Contractor Recruitment continues for key BFS team to support project execution WSP Power Plant Worley Pipeline Hatch POX & Oxygen Plant Donlin Gold BFS Team 28 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Strong Institutional Support & Analyst Coverage NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update See endnote for this slide in Appendix Shareholder Support Top 10 Shareholders (Pro Forma)1 501.1 71.8% 1. Paulson Advisers 276.8 39.7% 2. Electrum Strategic Resources 95.9 13.7% 3. Lingotto Investment Management 36.8 5.3% 4. Fidelity Management & Research Co. 21.8 3.1% 5. BlackRock 17.2 2.5% 6. Vanguard 13.9 2.0% 7. Capital World Investors 12.3 1.8% 8. D.E. Shaw & Co. 9.5 1.4% 9. First Eagle Investment Management 9.2 1.3% 10. Van Eck Associates 7.7 1.1% Analyst Coverage BMO Capital Markets Scotiabank RBC Capital Markets National Bank Financial Morgan Stanley Citigroup Canaccord 29

High-Grade at Scale 40 Moz gold contained in measured and indicated mineral resources2 at 2.22 g/t gold3 Production Profile Slated to produce 1.1 Moz per year over 27-year mine life - 1.3 Moz per year in the first ten full years1 Donlin Gold is Simply Unique – A Long-Life, Federally Permitted U.S. Asset with Scale and Upside Potential Blue Sky Exploration upside on strike and at depth, and within the district Jurisdictional Safety Alaska is an excellent mining jurisdiction – second largest gold producer in U.S. Land Ownership Project located on private land legally designated for mining Permitting Federal permits are in hand and State permitting is on-track4 Shareholder Support Strong support from dedicated long-term institutional investors Experienced Team Management team with proven mine building expertise in the Americas Sustainability-Focused Ecological stewardship, the well-being of our people and communities, and good governance See endnote for this slide in Appendix See Mineral Reserves & Mineral Resources tables in Appendix t 30 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Q&A 31 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

See endnotes for this slide in Appendix Appendix Mineral Reserves NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update a) These Mineral Reserve estimates have been prepared in accordance with NI 43-101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300. b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content. c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces. Donlin Gold Tonnage Attributable to NOVAGOLD (kt) Grade (g/t Au) Metal Content Attributable to NOVAGOLD (koz Au) Pro Forma Tonnage (kt) Pro Forma Metal content (koz Au) Reserves1 Proven 5,692 2.29 419 9,487 698 Probable 297,194 2.02 19,260 495,324 32,099 Total P&P 302,887 2.02 19,678 504,811 32,797 *Figures attributable to NOVAGOLD reflect its 60% Donlin interest. Pro forma figures are presented on a 100% Donlin basis. Donlin Gold approximate cut-off grades (see Mineral Reserves and Resources Endnotes): Reserves1 : 0.75 g/t gold Resources2 : NSR $26.86/t t = metric tonne g/t = grams/tonne oz = troy ounce k = thousand 32

*Figures attributable to NOVAGOLD reflect its 60% Donlin interest. Pro forma figures are presented on a 100% Donlin basis. Donlin Gold approximate cut-off grades (see Mineral Reserves and Resources Endnotes): Reserves1 : 0.75 g/t gold Resources2 : NSR $26.86/t t = metric tonne g/t = grams/tonne oz = troy ounce k = thousand Appendix Mineral Resources NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update a) These Mineral Resource estimates have been prepared in accordance with NI 43- 101, 2014 CIM Definition Standards, 2019 CIM MRMR Best Practice Guidelines, and S-K 1300. b) Rounding as required by reporting guidelines may result in apparent summation differences between tonnes, grade, and contained metal content. c) Tonnage and grade measurements are in metric units. Contained gold is reported as troy ounces. Donlin Gold Tonnage Attributable to NOVAGOLD (kt) Grade (g/t Au) Metal Content Attributable to NOVAGOLD (koz Au) Pro Forma Tonnage (kt) Pro Forma Metal content (koz Au) Resources2, exclusive of Reserves Measured 859 1.18 33 1,432 54 Indicated 105,134 1.32 4,463 175,224 7,439 Total M&I 105,994 1.32 4,496 176,656 7,493 Inferred 44,656 1.87 2,690 74,426 4,483 Resources2, inclusive of Reserves Measured 5,546 2.67 476 9,243 793 Indicated 330,436 2.21 23,517 550,727 39,195 Total M&I 335,982 2.22 23,993 559,970 39,988 Inferred 53,332 2.03 3,487 88,886 5,812 See endnotes for this slide in Appendix 33

Source: 2025 Technical Report and 2025 Technical Report Summary (100% basis). Full technical reports available on NOVAGOLD’s website here: https://www.novagold.com/properties/donlin_gold/technical_report Appendix Donlin Gold (100% Basis) NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Economic outcomes at $2,100/oz gold After tax cash flow $19.6B After tax NPV (5%) $5.1B After tax IRR 10.3% After tax payback 6.5 years Average annual gold production LOM 1.1 Moz First 5 full years 1.4 Moz Capital Costs Initial capital costs $9.2B Sustaining capital costs over LOM (27 years) $2.3B LOM operating costs Area $/t Processed $/t Mined $/oz Au Mine operations 23.67 3.14 405 Processing operations 15.29 2.03 262 G&A 4.10 0.54 70 Land & royalty payments 5.48 0.73 94 Total (differences due to rounding) 48.54 6.44 831 34

Risk Management Infrastructure Component Key Features / Description Mitigation & Management Measures Pipeline (natural gas) 316-mile buried pipeline route. • Optimized through the alternatives analysis in the Final EIS and JROD, including the selection of a more economic LNG-to-pipeline fuel supply over diesel barging. • Both state and federal ROWs have been permitted, supporting the project's infrastructure and access requirements. • The Compensatory Mitigation Plan offsets wetlands and stream impacts through targeted restoration and preservation efforts. Gas Supply Cook Inlet, LNG imports and the North Slope via the potential Alaska LNG Pipeline. • Opportunities for gas to be imported into Cook Inlet or potentially to be supplied from the North Slope via the Alaska LNG Pipeline. An anchor customer like Donlin Gold is needed to bring in more gas supply to Alaska. • Donlin Gold can be a large in-state off taker of gas from that project, which would drive down the price of delivered gas to Southcentral. • The development of the in-state infrastructure necessary to move gas from the North Slope could provide a cost-effective reliable source of energy from the Donlin Gold project. Tailings Storage Facility (TSF) A cross-valley, downstream-constructed design with a lined facility and a proposed dry closure. • Rock fill downstream construction method to industry and Alaska guidelines. • ITRB established. • Seismic and PMP design inputs. • Involvement of Alaska Native Corporations. Logistics Barge Transportation, port facilities, mine access road. • Donlin Advisory Technical Review and Oversight Committee (DATROC) provides oversight and coordination among stakeholders to ensure safe and environmentally responsible barge operations. • The Barge Communication Plan facilitates real-time coordination with local communities and river users to enhance safety and minimize conflicts. • Bathymetric and river hydraulic studies completed inform safe navigation, equipment design, and operational planning for changing river conditions. • Marine engineers support the design of port facilities and marine equipment to ensure safety, efficiency, and minimal environmental impact. General Environmental & Community Measures Comprehensive baseline studies, social and environmental planning. • Based on 25+ years of baseline data and includes measures for wetland restoration, cultural resource protection, erosion control, and water quality management. • Monitoring programs for air and water help identify and address impacts, with long-standing engagement with Alaska Native Corporations involved to guide ongoing environmental stewardship. Appendix 35 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Cautionary Statements ▪ Alaska Pollutant Discharge Elimination System and Waste Management Permits remain administratively extended until renewed ▪ The Reclamation Plan approval remains administratively extended until 2027 ▪ The Alaska Superior Court upheld the 401 Certification on May 6, 2025. Earthjustice appealed to the Alaska Supreme Court and Donlin Gold’s and the State of Alaska’s briefs were filed on November 25, 2025. Briefing before the Alaska Supreme Court is complete and oral arguments were held June 3, 2026 ▪ On November 14, 2025, Donlin Gold welcomed the Alaska Supreme Court's decision affirming both the project's water rights permits for the mine and the ADNR's approval of the State's ROW for the state-owned lands portion of the proposed 316-mile natural gas pipeline ▪ In the Federal lawsuit challenging the 404 permit and BLM ROW, the Federal District Court issued a decision on September 30, 2024, upholding the Federal agencies’ analysis on two of the three issues raised ▪ The Court agreed with the plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the TSF ▪ On June 10, 2025, the Court issued its Order on remedy, rejecting Earthjustice's request for the permits to be vacated, and remanded to the Federal agencies to conduct a narrow supplemental analysis of the potential environmental impacts of a larger hypothetical release from the TSF ▪ On October 27, 2025, the Federal Permitting Improvement Steering Council announced the FAST-41 coverage of the Donlin Gold project, which will facilitate the efficient, transparent and accountable completion of the supplemental analysis ordered by the Court ▪ On January 26, 2026, the U.S. Army Corps of Engineers issued a Notice of Intent to prepare an SEIS for the Donlin Gold Project, focusing on the impacts of a larger tailings release. The Draft SEIS was released on September 23, 2026, and is now open for public comment through October 23, 2026, with the Final SEIS targeted for completion in April 2027 under the FAST-41 schedule State Permitting and Litigation Activities Federal Litigation Appendix Permitting and Litigation 36 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

▪ Commercial Discussions Underway: Donlin Gold signed non-binding LOI with Glenfarne to evaluate potential Alaska LNG natural gas supply and related infrastructure to power the mine ▪ Concept: ~316-mile natural gas pipeline to run from the existing 20-inch pipeline from the Anchorage area to site ▪ Permitting Status: Key Federal and State permits1 for the pipeline route have been issued, establishing a clear regulatory pathway for development ▪ Next Steps: Advance commercial negotiations, refine development and construction strategy, and align pipeline execution with project development timing Donlin Gold Proposed Pipeline & Barging Route Source: https://alaska-lng.com/ Alaska LNG Pipeline See endnotes for this slide in Appendix NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Appendix Pipeline and Barging Logistics 37

Cautionary Statements FAST-41 Acceptance & Supplemental Environmental Impact Statement (SEIS) Summary ▪ FAST-41 provides a coordinated federal review process with clear timelines and transparency. Agencies must respond to court rulings while maintaining environmental protections Why is a SEIS required? ▪ The 2018 EIS evaluated a 0.5% hypothetical tailings dam release ▪ The Alaska District Court (Sept. 30, 2024) ruled that a larger hypothetical spill should have been analyzed ▪ In June 2025, USACE and BLM were directed to supplement the EIS with this expanded scenario What does it mean? ▪ No change to the tailings dam design and no increase in risk ▪ The SEIS adds an additional analysis to inform agency decisions ▪ Federal permits for Donlin Gold’s Tailings Storage Facility (TSF) remain in place Safety & Oversight ▪ TSF is a rock-filled, downstream dam built on bedrock ▪ Continuous monitoring and approval by the Alaska Dam Safety Program at each phase SEIS Process & Public Input ▪ Schedule: Notice of Intent (Completed), Draft SEIS (September 23, 2026), Final SEIS (April 23, 2027), and Updated Joint Record of Decision (May 28, 2027) ▪ Led by USACE, with public comment opportunities Appendix 38 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Capital Structure As of October 2, 2026 Security Type Amount Common shares issued and outstanding* 438,815,994 Options* 9,508,267 Warrants* 24,703,125 PSUs* 1,902,400 DSUs* 339,973 *As reported in the Company’s financial statements and regulatory filings. 39 Appendix NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Dr. Thomas Kaplan Chairman ▪ Chairman, CIO and CEO of The Electrum Group LLC, a privately held natural resources investment management company that controls a focused portfolio of precious and base metals assets ▪ Chairman of Sunshine Silver Mining & Refinery Company Hume Kyle ▪ Former Executive VP and CFO, Dundee Precious Metals ▪ Former VP, Finance and CFO of Fort Chicago Energy Partners, L.P. Dr. Elaine Dorward-King ▪ Former Executive VP of Sustainability and External Relations at Newmont Corporation ▪ Serves as a director of Sibanye-Stillwater, Kenmare Resources plc, and Nevada Copper Kalidas Madhavpeddi ▪ Chair, Glencore plc ▪ Former SVP, Phelps Dodge for Global Business Development ▪ President of Azteca Consulting and director of Dundee Precious Metals Daniel Muñiz Quintanilla ▪ Chairman of Sinda Ltd. ▪ Vice-Chairman of Sunshine Silver Mining & Refinery Company ▪ Founding Partner, Axkan Capital Partners S.L. Kevin McArthur ▪ Former CEO, Goldcorp, Glamis Gold, and Tahoe Resources ▪ Board Chair, First Quantum Minerals Ali Erfan ▪ Vice-Chairman of The Electrum Group LLC and Investment Adviser to Electrum Strategic Resources ▪ Director of Sunshine Silver Mining & Refinery Company and Sinda Ltd. ▪ Former senior partner at 3i Group plc Dawn Whittaker ▪ Board Chair, Triple Flag Precious Metals Corp ▪ Former director, Sierra Metals, Detour Gold, and Kirkland Lake Gold Greg Lang President & CEO ▪ Former President of Barrick Gold North America ▪ Serves as director of Trilogy Metals Ethan Schutt ▪ Board Trustee, Alaska Permanent Fund Corporation ▪ Former Chief Legal Officer and Executive VP, Bristol Bay Native Corporation, former CEO, Alaska Native Resource Development LLC, Former SVP, Land and Energy Development, Cook Inlet Region Inc. Cautionary Statements Board of Directors 40 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Cautionary Statements SLIDE 5 - NOVAGOLD Enters Into Definitive Agreements to Acquire 100% of Donlin Gold 1. As of September 15, 2026. 2. So long as Paulson’s equity ownership remains above 15% of New NG's issued and outstanding common shares; one director if its ownership remains between 10% and 15%; and no directors if its ownership falls below 10%. 3. Expires upon the earliest of: (i) completion of the project financing for Donlin Gold, (ii) Paulson beneficially owning <10% of the issued and outstanding common stock of New NG and (iii) the 3-year anniversary of the Effective Date. This restriction is relaxed in a fallaway event (as defined below) to permit Paulson to transfer up to 5% of New NG equity per calendar quarter (on a cumulative basis). 4. Expires upon the earlier of: (i) 6-year anniversary of the Effective Date or (ii) 1-year anniversary of the Donlin Gold project achieving sustained nameplate production. 5. This obligation falls away permanently upon Paulson or his designees ceasing to serve on the board / Nominating and Governance Committee (other than as a result of voluntary resignation) and the NGC fails to approve a Paulson replacement within 45 days in accordance with the IRA (“fallaway event”). SLIDE 6 - Substantial Benefits to NOVAGOLD Stakeholders 1. As of September 15, 2026. 2. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. 3. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production, and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. SLIDE 7 - Best-in-Class Scale and Production Profile 1. Includes operating and development assets as well as non-primary gold assets. 2. Production reported as 2026E production for intermediate producers and LOM production for developers. SLIDE 10 – Pivotal Transaction Underpinned by Strong Partnership between NOVAGOLD and Paulson 1. As of July 21, 2026. 2. NOVAGOLD defines a Tier One gold development project as one with a projected production life of at least 10 years, annual projected production of at least 500,000 ounces of gold, and average projected cash costs over the production life that are in the lower half of the industry cost curve SLIDE 16 – Q3 2026 Operating Performance 1. Includes non-cash, share-based compensation expense of $2.3 million and $2.0 million in the third quarter of 2026 and 2025, respectively. 2. Includes change in fair value of marketable securities and foreign exchange gains and losses. SLIDE 17 – Q3 2026 Cash Flow 1. Excludes non-cash, share-based compensation expense of $2.3 million and $2.0 million in the third quarter of 2026 and 2025, respectively. SLIDE 18 – Current Treasury and 2026 Guidance Update. 1. NOVAGOLD cash and cash equivalents of $146.4 million, primarily held at three Canadian chartered banks with investment grade credit ratings, and term deposits of $197.0 million held at two Canadian chartered banks and one large U.S. bank with investment grade credit ratings and maturities of less than one year. 2. Excludes non-cash, share-based compensation expense. SLIDE 21 – Why NOVAGOLD? 1. Donlin Gold estimates as per the 2025 Technical Report and the 2025 Technical Report Summary, except as noted below. All dollar figures are in USD, represent 100% of the project of which NOVAGOLD’s share is 60%, and reflect after-tax net present value (at 0% and 5% discount rates) of the Donlin Gold project using the reference date of start of Year -06 as the first year of discounting. Gold price sensitivity was evaluated as part of the 2025 Technical Report and the 2025 Technical Report Summary. At a 5% discount rate, the net present value is: ($787M) @ $1,470 gold; $1,206M @ $1,680 gold; $3,128M @ $1,890 gold; $5,058M @ $2,100 gold; $6,940M @ $2,310 gold; $8,681M @ $2,520 gold; and $10,235M @ $2,730 gold. Additional sensitivity analysis at $2,500, $3,000, $3,500, $4,000, $4,500 and $5,000 gold was performed by the Company, calculated on the same basis as the 2025 Technical Report and the 2025 Technical Report Summary. No adjustments were made to capital and operating cost estimates for the additional sensitivity analysis. The project requires a gold price of approximately $1,342 per ounce to break even on an undiscounted cash flow basis and a gold price of approximately $1,554 per ounce to break even on a 5% discounted basis. SLIDE 22 – A Differentiated, Strategic Asset: Donlin Gold Projected To Be America’s Largest Single Gold Mine 1. Average of comparison group data of 14 projects based on large (3Moz proven and probable mineral reserves cut off), North/South American gold-focused development projects with >75% projected revenues from gold, as per latest company public filings and websites as of October 2026. 2. Anticipated average annual gold production during full life of mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. 3. Anticipated average annual gold production during the first ten full years of the mine if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. SLIDE 23 – Donlin Gold vs. Global Average 1. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves and Mineral Resources” tables on slides 3, 32 and 33. 2. October 2026 average grade of open pit and underground deposits with gold as primary commodity and over 1Moz in measured and indicated mineral resources, inclusive of mineral reserves, sourced from S&P Global Market Intelligence. 3. As per the 2025 Technical Report and 2025 Technical Report Summary, total life-of-mine operating costs are estimated at $831 per ounce of gold. SLIDE 24 – The Next Big Gold Discovery Could Be at Donlin Gold 1. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. Appendix - Endnotes 41 NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update

Cautionary Statements SLIDE 25 – Permitting Stability & Alaska Readiness 1. Donlin Gold’s Alaska Pollutant Discharge Elimination System (APDES) is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is being processed, allowing the permit to remain in effect until reissuance. 2. NOVAGOLD continues to support the State of Alaska in defending the Department of Environmental Conservation’s (ADEC) Clean Water Act (CWA) Section 401 Water Quality Certification. Briefing before the Alaska Supreme Court is complete and oral arguments were held June 3, 2026. 3. The Donlin Gold Reclamation Plan approval is administratively extended by the Alaska Department of Natural Resources until January 2027, while the renewal application is under review. 4. The Donlin Gold Waste Management Permit is administratively extended by the Alaska Department of Environmental Conservation while the renewal application is under review, allowing the existing permit to remain in effect until reissuance. 5. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The Draft SEIS was released on September 23, 2026, and is now open for public comment through October 23, 2026, with the Final SEIS targeted for completion in April 2027 under the FAST-41 schedule. 6. Per the USGS Mineral Commodity Summaries report – Table 3 - Value of Nonfuel Mineral Production in the United States and Principal Nonfuel Mineral Commodities Produced in 2022. 7. Per the Bureau of Land Management- https://www.blm.gov/sites/default/files/docs/2021-06/BLM-AK-MineralsCritical-Renewable-Future-Infographic.pdf 8. Per Alaska Department of Natural Resources, Division of Geological & Geophysical Surveys report titled “2025 Alaska Mining Industry Overview – Ready To Rumble” – https://dggs.alaska.gov/webpubs/dggs/po/text/po2025_015.pdf SLIDE 29 – Strong Institutional Support & Analyst Coverage 1. Shareholder positions are based on the latest 13-D, 13-F or 13-G filings as of March 31, 2026, on a fully diluted basis. SLIDE 30 – Donlin Gold is Simply Unique – A Long-Life, Federally Permitted U.S. Asset with Scale and Upside Potential 1. Anticipated average annual gold production during full life of mine and first full ten years if put into production as contemplated in the 2025 Technical Report and the 2025 Technical Report Summary. See “Cautionary note concerning Reserve & Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. 2. Represents 100% of measured and indicated resources, inclusive of mineral reserves, of which 60% is attributable to NOVAGOLD. Donlin Gold is not in production, and a construction decision has not been made. For more information see “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. 3. Represents average grade of measured and indicated mineral resources, inclusive of mineral reserves. See “Cautionary Note Concerning Reserve and Resource Estimates” and “Mineral Reserves & Mineral Resources” tables on slides 3, 32 and 33. 4. In the Federal litigation challenging the Donlin Gold Joint Record of Decision, including the 404 permit and ROW for portions of the pipeline crossing federal lands, the Court issued a decision on September 30, 2024. The decision upheld the federal agencies’ analysis on two of the three issues raised in the litigation, but agreed with plaintiffs that the federal agencies took too narrow a view in analyzing the impact of a theoretical release from the tailings storage facility. Remedy briefing was completed in March 2025 and oral arguments on remedy were held on May 9, 2025. The District Court issued its remand order on June 10, 2025, rejecting Plaintiff's request that the permits be vacated and ordering the Federal Agencies to supplement the EIS with an analysis of a larger hypothetical release from the tailings storage facility. A Notice of Intent to prepare a SEIS was issued in January 2026, and the public comment period for the scoping process closed in February 2026. The Draft SEIS was released on September 23, 2026, and is now open for public comment through October 23, 2026, with the Final SEIS targeted for completion in April 2027 under the FAST-41 schedule. SLIDES 32 & 33 Mineral Reserves and Mineral Resources 1. Mineral Reserves are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. The Mineral Reserve estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Reserve estimate. Mineral Reserves are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The point of reference for the Mineral Reserve estimate is at the point of delivery to the mill. Mineral Reserves are constrained within an engineered pit design using the following assumptions: gold price of $2,100/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47°. The timeframe over which the gold price and operating costs was 27 years which is the expected timeframe over which the Mineral Reserves will be mined and processed. The long term forecast gold price for Mineral Reserves is based on industry consensus. The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Reserves are reported using an economic NSR cut-off value of $29.95–32.36/t and an elevated gold cut-off grade of 0.75 g/t. The average LOM process recovery for the Mineral Reserves is 90.0%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. 2. Mineral Resources are reported on a 100% ownership basis and a 60% ownership basis. The 60% basis is attributable to NOVAGOLD through their 60% ownership interest in the joint venture that owns the mineral rights and manages the Donlin Gold project property. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. The Mineral Resource estimate is current as of November 30, 2025. A Wood QP was responsible for the preparation of the Mineral Resource estimate. Mineral Resources are prepared in accordance with the definitions of NI 43-101 and S-K 1300. The cut-off date for the sample database used in the Mineral Resource estimate is December 31, 2024. However, more recent drilling data up to November 30, 2025 was used to validate the Mineral Resource model as remaining current. The point of reference for the Mineral Resource estimate is in situ. Mineral Resources are constrained within a pit shell using the following assumptions: gold price of $2,400/oz; reference mining cost of $2.68/t mined incremented $0.0041/t mined/m with depth from the 220 m elevation (equates to an average mining cost of $3.23/t mined); mining sustaining cost of $0.41/t mined; variable metallurgical recoveries by rock type and geological domain, ranging from 29.4% in oxide to 94.2% in intrusive rocks in the Akivik domain; process operating cost of $20.01/t processed; process sustaining cost of $2.14/t processed; G&A cost of $4.57/t processed; stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%; refining recovery of 99.9%; selling cost of $1.71/oz gold; royalty considerations of 4.5% NSR and $0.50/t processed; and variable pit slope angles, ranging from 22 to 47º. The timeframe over which the gold price and operating costs is 24 years which is the expected timeframe over which the Mineral Resources will be mined. The long term forecast gold price for Mineral Resources is based on industry consensus and is 15% higher than the price used for the Mineral Reserves to ensure the Mineral Reserves are a subset of the Mineral Resources. NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Appendix - Endnotes 42

The NSR value for each block is determined using the gold grade, processing and refining recoveries, gold price, selling costs, and royalties. Mineral Resources are reported using a marginal NSR cut-off value of $26.86/t based on a total process cost of $22.15/t processed, G&A operating cost of $4.57/t processed, and a stockpile reclaim cost of $0.30/t processed assuming a reclaim percentage of 45%. The average LOM process recovery for Mineral Resources is 89.8%. Tonnage and grade measurements are in metric units. Contained gold ounces are reported as troy ounces. Rounding may result in apparent summation differences between tonnes, grade, and contained metal content. The economic parameters are derived from the NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA, effective November 30, 2025, and the 2025 Technical Report Summary on the Donlin Gold Project, Alaska, USA, November 30, 2025. SLIDE 37 – Pipeline and Barging Logistics 1. See footnote 5 under Slide 25. Technical Reports and Qualified Persons The documents referenced below provide supporting technical information for the Donlin Gold project. Paul Chilson, P.E., who is the Manager, Mine Engineering for NOVAGOLD and a “qualified person” under NI 43-101 and S-K 1300, has approved the scientificand technical information contained in this presentation. Project Donlin Gold Qualified Person(s) Edwin Peralta, P.E. Henry Kim, P.Geo. Jennifer Pretorius, P.Geo. Paul Baluch, P.Eng. Paul Dockweiler, P.Geo. Rick Sisson, P.E. Alan Drake, P.L.Eng Wood Group USA Inc. Geosyntec Consultants International, Inc. Most Recent Disclosure “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” (“2025 Technical Report”) prepared by Wood Group USA Inc. (“Wood”) and Geosyntec Consultants International, Inc. (“Geosyntec”) effective November 30, 2025. “S-K 1300 Technical Report Summary on the Donlin Gold project, Alaska USA” (“2025 Technical Report Summary”) prepared by Wood and Geosyntec dated November 30, 2025. NOVAGOLD | 2026 Third Quarter Report & Donlin Gold Update Appendix - Endnotes 43

NOVAGOLD RESOURCES INC. Suite 1860 – 400 Burrard Street Vancouver BC Canada V6C 3A6 T: 604 669 6227 TF: 1 866 669 6227 F: 604 669 6272 E: info@novagold.com Mélanie Hennessey VP, Corporate Communications melanie.hennessey@novagold.com Frank Gagnon Manager, Investor Relations frank.gagnon@novagold.com TSX, NYSE AMERICAN: NG | NOVAGOLD.COM

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the transactions contemplated by the Arrangement Agreement, Master Implementation Agreement, Investor Rights Agreement and Contribution Agreement (collectively, the “Transactions”); the ability of NOVAGOLD, New NovaGold and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on New NovaGold and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including, but not limited to, the following, which could prove to be inaccurate: the expected outcomes of the Transactions; the ability of NOVAGOLD, New NovaGold and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; anticipated timing of updated reports and/or studies including the Donlin Gold BFS and draft SEIS; repayment of the Barrick Mining Corporation promissory note and the timing thereof; sufficiency of working capital; future capital raising activities and potential sources of funding; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; and operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD has filed relevant materials with the SEC and applicable Canadian securities regulators, including, among other filings, a management information circular and definitive proxy statement on Schedule 14A on October 5, 2026. The management information circular and proxy statement was first mailed or otherwise disseminated to shareholders of NOVAGOLD seeking their approval of the Transactions-related proposals on or about October 5, 2026. INVESTORS AND SHAREHOLDERS OF NOVAGOLD ARE URGED TO READ THE MANAGEMENT INFORMATION CIRCULAR AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS IN CONNECTION WITH THE TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders may obtain free copies of the management information circular and proxy statement and other documents filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.